Summary Prospectus and
Prospectus Supplement

September 1, 2016

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 1, 2016 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses and Prospectuses dated April 29, 2016

Active International Allocation Portfolio
Advantage Portfolio
Asia Opportunity Portfolio
Emerging Markets Fixed Income Opportunities Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Frontier Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
Growth Portfolio
Insight Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
Multi-Asset Portfolio
Small Company Growth Portfolio
U.S. Real Estate Portfolio

Supplement dated September 1, 2016 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectuses dated May 27, 2016 and Prospectuses dated May 11, 2016

Fundamental Multi-Cap Core Portfolio
Global Core Portfolio
Global Concentrated Portfolio
US Core Portfolio
(each, a "Portfolio")

Effective October 14, 2016, shareholders of a Portfolio will no longer be permitted to exchange shares that are not beneficially owned by "natural persons" into Active Assets California Tax-Free Trust, Active Assets Money Trust, Active Assets Prime Trust, Active Assets Tax-Free Trust, Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust and Morgan Stanley Tax-Free Daily Income Trust in connection with these funds' operation as "retail money market funds" as defined in Rule 2a-7 of the Investment Company Act of 1940, as amended.

Please retain this supplement for future reference.

  IFIEXCHANGESPT-0916